                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)                April 10, 2002
                                                                 --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

                 333-24023                               51-0269396
                 ---------                               ----------
           (Commission File Number)         (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                         19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


         (302) 594-4000
--------------------------------------------------
Registrant's telephone number, including area code


     N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year,if changed since last report)

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.


          Exhibit No.        Document Description
          -----------        --------------------

           (20.1)            Excess Spread Analysis

           (20.2)            Monthly Servicer's Certificate, Series 1997-1

           (20.3)            Monthly Holders' Statement, Series 1997-1

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        First USA Bank, National
                                        Association, as Servicer, on behalf
                                        of FIRST NBC CREDIT CARD MASTER
                                        TRUST,

                                        By:        /s/ Tracie H. Klein
                                                 -------------------------------
                                        Name:    Tracie H. Klein
                                        Title:   First Vice President

Date:  April 15, 2002
      --------------

                                INDEX TO EXHIBITS



     Exhibit No.       Document Description                                      Sequential Page No.
     -----------       --------------------                                      -------------------
        20.1           Excess Spread Analysis                                             5

        20.2           Monthly Servicer's Certificate, Series 1997-1                      6

        20.3           Monthly Holders' Statement, Series 1997-1                         12